UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2008 (April 8, 2008)

MISONIX, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-10986 (Commission File Number)	11-2148932 (IRS Employer Identification No.)

1938 New Highway, Farmingdale, NY (Address of principal executive offices)	11735 (Zip Code)

(631) 694-9555
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2008, the Board of Directors of MISONIX, INC. (the “Company”) adopted an amendment (the “Amendment”) to the By-Laws of the Company (the “By-Laws”). The Amendment is effective as of April 8, 2008. Set forth below is a description of the Amendment to the By-Laws including the prior provision of the By-Law so amended.

Article II, Section 2.11, of the By-Laws has been amended to provide that committees of the Board of Directors of the Company may consist of one (1) or more directors. Previously, the By-Laws provided that such committees be comprised of three (3) or more directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 3(b)	By-Laws of MISONIX, INC., as amended as of April 8, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2008	MISONIX, INC.
	By:	/s/ Richard Zaremba
Richard Zaremba Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

Exhibit 3(b)

By-Laws of MISONIX, INC., as amended as of April 8, 2008